UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Duke Realty Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

DUKE REALTY CORPORATION	Meeting Information Meeting Type: Annual Meeting For holders as of: March 01, 2010 Date: April 28, 2010 Time: 3:00 PM EDT Location: Conrad Indianapolis 50 West Washington Street Indianapolis, IN 46204
DUKE REALTY CORPORATION ATTN: INVESTOR RELATIONS 600 EAST 96TH STREET SUITE 100 INDIANAPOLIS, IN 46240

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report to Shareholders     2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                1) BY INTERNET:         www.proxyvote.com

                                2) BY TELEPHONE:     1-800-579-1639

                                3) BY E-MAIL*:              sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items
The Board of Directors recommends you vote FOR the following proposal(s):
1. Election of Directors
Nominees
1a. Thomas J. Baltimore, Jr

3.        To approve amendments to the Duke Realty Corporation Amended and Restated 2005 Long-Term Incentive Plan and the 1995 Key Employees’ Stock Option Plan of Duke Realty Investments, Inc. to permit a one-time stock option exchange program for employees other than our named executive officers and directors.

NOTE: The Board of Directors may transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

1b. Barrington H. Branch
1c. Geoffrey A. Button
1d. William Cavanaugh III
1e. Ngaire E. Cuneo
1f. Charles R. Eitel
1g. Martin C. Jischke, PhD
1h. Dennis D. Oklak
1i. Jack R. Shaw
1j. Lynn C. Thurber
1k. Robert J. Woodward, Jr
The Board of Directors recommends you vote FOR the following proposal(s):
2. To ratify the reappointment by the Board of Directors of KPMG LLP as the Company’s independent public accountants for the fiscal year 2010.

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